SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-TRANS-LUX CORP

          GAMCO INVESTORS, INC.
                                 2/14/97            1,500-           11.2500
                                 2/13/97            3,200-           11.3086
                                 2/12/97            1,300-           11.5481
                                 2/11/97            1,000-           11.7500
                                 2/11/97              500            11.7500
                                 2/07/97            1,000-           12.5000
                                 1/31/97            1,000-           12.5000
                                 1/30/97            1,600-           12.3438
                                 1/29/97              900-           12.5000


























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE AMERICAN STOCK EXCHANGE.


          (2) PRICE EXCLUDES COMMISSION.

                                      28
                                              SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          PREFERRED CONVERTIBLE STOCK-TLXNS LUX 7.5% CV

          GAMCO INVESTORS, INC.
                                 1/24/97                1              *DI
                                 1/24/97                1-             *DO

































          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE AMERICAN STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.
                                      29